Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Report") of Healthient, Inc. (the "Company"), for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, Katherine West, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1.    The  Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2.    The  information  contained  in  the  Report fairly presents, in all material  respects, the financial condition and result of operations of the Company.

Date: October 15, 2012

/s/ Katherine West
Katherine West, President and CEO